UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               November 26, 2004

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

144-51 NORTHERN BOULEVARD FLUSHING, NEW YORK 11354
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

    On November 22, 2004 Flushing Financial Corporation and Flushing Savings Bank amended its Consulting Agreement with Flushing Financial Corporation's Chairman Gerard P. Tully,SR.. The Agreement was amended to extend the term of the Agreement from November 30, 2004 to November 30, 2006 and to increase the aggregate fee paid to Mr. Tully to $13,333.33 per month. The original Agreement was filed as exhibit 10.16 on Flushing Financial Corporation's Form 10-K for the year ended December 31, 1996. Attached as Exhibit 99.1 is the Amendment to the Agreement dated November 22, 2004.

Item 9.01(c).    Exhibits

99.1. Amendment to the Agreement, dated November 22, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2004

FLUSHING FINANCIAL CORPORATION

By:	/s/ David Fry
Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit		Page
99.1	Amendment to the Agreement
	dated November 22, 2004	5